Exhibit 99. 1

Orion’s CFO, Bill Hull, Plans to Retire Following Q2 Reporting in November

Manitowoc, WI – September 23, 2020 – Orion Energy Systems, Inc. (NASDAQ: OESX) (Orion Lighting), is a provider of LED lighting systems and turnkey project implementation including commissioning and installation of fixtures, controls and IoT systems, ongoing system maintenance and program management. Today Orion announced that its CFO William T. “Bill” Hull, plans to retire in November, upon the successful filing of Orion’s filing of its Quarterly Report on Form 10-Q for the quarter ending September 30, 2020. Orion also announced that it is conducting a search for a new CFO. Bill has served as CFO, Chief Accounting Officer and Treasurer since October 2015 and as EVP since April 2017.

Mike Altschaefl, Orion’s CEO and Board Chair, commented, “On behalf of the Company and our Board, I want to thank Bill for his significant contributions to the company over the past five years, including the important role he played in repositioning Orion for long term success by building out and validating our unique design, build and install LED lighting and controls retrofit capabilities. I’ve had the pleasure of working closely with Bill both as a director and as CEO, and I truly appreciate his dedication to our success. Orion has a very solid balance sheet and a clear roadmap for ongoing operational and financial discipline that he helped to shape. We appreciate Bill’s commitment to ensuring a smooth transition in the CFO role and wish him all the best in retirement.”

Orion CFO, Bill Hull, added, “I am grateful to all my colleagues and proud of what we have accomplished during my tenure at Orion, and I am very confident in the business outlook. My decision to retire was made easier by the strength of Orion’s team, its products and service capabilities and its solid financial position. Orion has a very promising future, and I am committed to ensuring a smooth and successful transition for the new CFO.”

About Orion Energy Systems

Orion is a manufacturer of LED lighting systems and manages turnkey project implementation including commissioning and installation of fixtures, controls and IoT solutions, ongoing system maintenance and program management, helping customers to digitize their business and reduce their carbon footprint.

Safe Harbor Statement

Certain matters discussed in this press release, are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or words of similar import. Similarly, statements that describe our future plans, objectives or goals, including business relationships with government customers, are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause results to differ materially from those expected including, but not limited to, the risks described in our filings with the Securities and Exchange Commission.

Shareholders, potential investors and other readers are urged to consider risks and uncertainties carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are made only as of the date of this press release and we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. More detailed information about factors that may affect our performance may be found in our filings with the Securities and Exchange Commission, which are available at http://www.sec.gov or at http://investor.oriones.com/ in the Investor Relations section of our Website. Except as required by applicable law, we assume no obligation to update any forward-looking statements publicly or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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Twitter: @OrionLighting and @OrionLightingIR

StockTwits: @Orion_LED_IR

Investor Relations Contacts:

Bill Hull, CFO	William Jones; David Collins

Orion Energy Systems, Inc.	Catalyst IR

bhull@oesx.com	(212) 924-9800

oesx@catalyst-ir.com